UNIROYAL TECHNOLOGY CORPORATION
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints HOWARD R. CURD, ROBERT L. SORAN, and OLIVER J. JANNEY, and each of them with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Uniroyal Technology Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Hyatt Sarasota, 1000 Boulevard of the Arts, Sarasota, Florida on Friday, February 6, 1998, at 11:00 a.m. (local time), and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt whereof is hereby acknowledged).

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                  (Continued, and to be signed on the other side)

                         UNIROYAL TECHNOLOGY CORPORATION
                                 P.O. BOX 11155
                             NEW YORK, NY 10203-0155



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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1) AND (2).
The undersigned hereby votes at the Annual Meeting of Stockholders of Uniroyal Technology Corporation on February 6, 1998, AS FOLLOWS:

1.       ELECTION OF DIRECTORS

         G        FOR all nominees listed below

         G        WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: Howard R. Curd, Robert L. Soran, Peter C. B. Bynoe, Richard D. Kimbel, Curtis L. Mack, Roland H. Meyer, John A. Porter, and Thomas J. Russell. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)




2. PROPOSAL TO APPROVE DELOITTE & TOUCHE LLP AS THE COMPANY'S AUDITORS FOR THE 1998 FISCAL YEAR.

         G  FOR                     G  AGAINST                G  ABSTAIN


3. In their discretion upon such other matters as may properly come before the meeting.

         G        I plan to attend the annual meeting


         Change of Address or Comments Mark Here

         Please sign exactly as your name appears to the left and below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           Dated:                                      , 1998


                           Signature

                           Signature, if held jointly


Please return in the enclosed postage-paid envelope.

Votes must be indicated (x) in Black or Blue ink.